UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheets as of December 31, 2012 and March 31, 2013 combines the historical consolidated balance sheets of Selway Capital Acquisition Corporation (the "Company" or "SCAC") as of December 31, 2012 and March 31, 2013, and the balance sheets of Healthcare Corporation of America and Subsidiaries ("HCCA") as of December 31, 2012 and March 31, 2013, under the acquisition method of accounting, giving effect of the exchange of shares between the Company and HCCA. SCAC is the surviving, publicly-traded legal entity. The business combination of the Company and HCCA is being accounted for as a reverse recapitalization of HCCA, since the Company is a shell corporation as defined under Rule 12b-2 of the Exchange Act. HCCA is being treated as the accounting acquirer in this transaction due to the following factors:

1)	HCCA’s management pre-closing is the same as the management post-closing;

2)	The members of the board of directors pre-closing represent the majority of directors post closing, with one SCAC director being added; and

3)	The majority of shares post-closing are still owned by HCCA shareholders, who will represent 60% of SCAC shares outstanding, if all shares subject to conversion in our post-closing tender offer actually convert to Series C (non-redeemable) common shares, and 65% of SCAC shares outstanding if all shares subject to conversion do not convert to Series C Shares and opt to receive their pro rata cash in trust at the time of the post-closing tender offer. Estimates of HCCA’s ownership do not include shares underlying warrants held by public investors and the SCAC sponsors or the restricted shares held by management. However, HCCA shareholders would still have 51% of SCAC shares post-closing when including shares underlying warrants and restricted shares and assuming all redeemable shares convert to Series C shares, and 54% of SCAC shares post-closing if all shares subject to conversion do not convert to Series C shares and opt to receive their pro rata cash in trust at the time of the post-closing tender offer. In the table below, HCCA Selling Shareholders represent HCCA shareholders who exchanged their shares for SCAC shares, as well as preferred stock holders of HCCA and bridge note holders, who also exchanged their securities for SCAC shares at the time of the merger.

	Pro Forma (All Redeemable Shares Convert to Common)		Pro Forma (All Redeemable Shares Tender for Cash)
HCCA Selling Shareholders	6,390,012	60%	6,390,012	65%
All Other Shareholders	4,228,446	40%	3,388,481	35%
Total Basic Shares	10,618,458	100%	9,778,493	100%

Employee Stock in Escrow	1,575,000		1,575,000
Total HCCA	7,965,012	51%	7,965,012	54%

Warrants	3,296,250		3,296,250
Total All Others	7,524,696	49%	6,684,731	46%
Total Shares, Fully Diluted	15,489,708	100%	14,649,743	100%

The unaudited pro forma condensed combined financial information is for illustrative purposes only and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HCCA,” and the consolidated financial statements of HCCA and the related notes thereto included elsewhere in this Form 8-K. The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the combined company’s results. These events are the issuance of shares to HCCA shareholders, the repayment of bridge notes payable, the conversion of certain bridge notes into Series C common shares, the issuance of notes payable, the sale of additional Series C common shares and the conversion of outstanding sponsor warrants into Series C commons shares. In addition, the Company is in the process of conducting a tender offer of shares issued in SCAC’s initial public offering. The proforma financial statements also include the pro forma impact of the minimum and maximum tender of such shares. The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial condition of the combined company would actually have been had the business combination in fact occurred as of such date or to project the combined company’s results of operations for any future period or as of any future date.

At the closing of the business combination, all the outstanding shares of HCCA common stock were exchanged for, 5,200,000 shares of SCAC Series C common stock. Interest free sellers’ notes were issued with an aggregate face value of $7,500,000 and these shall be paid from 18.75% of the combined company’s free cash-flow (defined as in the notes) above $2 million, measured annually. The management team shall receive 1,500,000 restricted shares of SCAC over the three years following the transaction, which shares will be accounted for as stock based compensation, with cliff vesting and will be recognized as expense at the vesting date, as well as interest free management notes, which in aggregate total $2,500,000, and which shall also be paid from 25% of 25% of free cash flow above $2,000,000 measured annually. HCCA shareholders and management shall have the right to receive, Earnout Payment Shares, which shall be issued as follows: (i) 1,400,000 shares if the combined company achieves consolidated gross revenue of $150,000,000 for the twelve months ended March 31, 2014 or June 30, 2014; and (ii) 1,400,000 shares if the combined company achieves consolidated gross revenue of $300,000,000 for the twelve months ended March 31, 2015 or June 30, 2015. In the event the combined company does not achieve the first earnout threshold, but does achieve the second earnout threshold, then all of the Earnout Payment Shares shall be issued. If the combined company consolidates, merges or transfers substantially all of its assets prior to June 30, 2015 at a valuation of at least $15.00 per share, then all of the Earnout Payment Shares not previously paid out shall be issued immediately prior to such transaction. The Company evaluated the projected cash flow of the earnout threashold at the date of combination and based upon its projections, the earnout shares have been determined to have no value.

Advisory Securities

Pursuant to an agreement dated March 4, 2013 and in consideration for certain advisory services rendered, Chardan Capital Markets, LLC, an underwriter in Selway’s initial public offering, will receive 5% of the total amount of each of the Closing Payment shares and notes, Management Incentive Shares and Notes, and Earnout Payment Shares issued in connection with the merger. Each of the securities issued to Chardan will be identical to the respective securities issued in the merger. These are amount are in addition to those listed above.

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, combines the historical consolidated statement of operations of SCAC for the year ended December 31, 2012 and the consolidated statement of operations of HCA for the year ended December 31, 2012, giving effect to exchange of shares as if it had occurred on January 1, 2012.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot provide any assurances that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the exchange of shares taken place on the dates noted or the future financial position or operating results of the combined company.

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of December 31, 2012

				Business	Business	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	SCAC			Combination	Combination	(No		(No	(Maximum		(Maximum
	(As	HCCA		Adjustments	Combined	shares tendered)		shares tendered)	shares tendered)		conversion)
	Reported)	(As Restated)				Adjustments		Combined	Adjustments		Combined
Assets

Cash	$5,036	$1,791,089	4	$(56,311)	$6,655,142	10	$8,483,733	$15,138,874	11	($8,483,647)	$6,655,228
			2	(69,912)
			7	5,722,309
			9	$(737,070)

Other current assets	6,739	2,998,747	4	(488,229)	2,517,257			2,517,257		-	2,517,257

Property and equipment	-	1,114,055			1,114,055			1,114,055		-	1,114,055

Restricted cash held in trust	20,600,086	-	2	(2,900,006)	8,651,726	10	(8,651,726)	-			-
			7	(9,048,354)

Other assets	3,554	124,874			128,428			128,428		-	128,428

Total Assets	$20,615,415	$6,028,765		$(7,577,572)	$19,066,608		$(167,993)	$18,898,614		$(8,483,647)	$10,414,968

Liabilities and
Stockholders' Equity

Accounts payable, accrued expenses and other current liabilities	$812,405	$5,122,054	4	$(56,311)	$5,334,153	10	$(167,993)	$5,166,160			$5,166,160
			2	(142,849)
			7	(175,696)
			9	(100,000)
			9	(125,450)

Note payable	-	4,947,613	1	5,610,858	5,610,858			5,610,858			5,610,858
			2	(4,947,613)

Management incentive notes payable			6	1,753,393	1,753,393			1,753,393			1,753,393

Redeemable preferred stock	-	458,800	3	(458,800)	-			-			-

Total current liabilities	812,405	10,528,467		1,357,532	12,698,404		(167,993)	12,530,411		-	12,530,411

Long term debt and other non-current liabilities	-	463,515			463,515			463,515			463,515
Warrant liability	2,253,333	518,587	5	(364,537)	1,714,050			1,714,050			1,714,050
			8	(693,333)
Total long term liabilities	2,253,333	982,102		(1,057,870)	2,177,565		-	2,177,565		-	2,177,565

Total liabilities	$3,065,738	$11,510,569		$299,662	$14,875,969		$(167,993)	$14,707,976		$- #	$14,707,976

Ordinary shares subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000	-	7	(8,872,658)	6,277,342	10	(6,277,342)	-			-

Total Temporary Equity	15,150,000	-		(8,872,658)	6,277,342		(6,277,342)	-		-	-

Stockholders' equity (deficiency):
Preferred Stock								-			-

Common stock	250	3,556,056	1	(3,556,056)	904			904	11	(84)	820
			1	554
			2	31
			3	59
			8	10

Additional paid in capital	5,098,941	-	1	(4,824,870)	8,287,998	10	6,277,342	14,565,340	11	(8,483,563)	6,081,777
			2	3,097,900
			3	458,741
			6	(1,753,393)
			7	5,722,309
			8	999,990
			9	(511,620)

Stock Redemption	-	(100,000)	1	100,000	-			-

Accumulated deficit	(2,699,514)	(8,937,860)	1	2,669,514	(10,375,606)			(10,375,606)			(10,375,606)
			2	(977,387)
			4	(488,229)
			8	(306,667)
			5	364,537

Stockholders' equity (deficiency)	2,399,677	(5,481,804)		995,423	(2,086,704)		6,277,342	4,190,638		(8,483,647)	(4,293,009)

Total Liabilities & Stockholders' Equity	$20,615,415	$6,028,765		$(7,577,573)	$19,066,607		$(167,993)	$18,898,614		$(8,483,647)	$10,414,968

See notes to unaudited condensed combined pro forma balance sheet

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2012

1	To recognize reverse recapitalization at closing, consideration to HCCA shareholders and to combine the shareholders' deficiency of HCCA, the accounting acquirer, with the stockholders’ equity of SCAC and give effect to the issuance of 5,535,000 shares of SCAC’s $.0001 par value common stock and $8.0 million of noninterest bearing promissory sellers' notes, which have a present value of $5,610,858. 5,200,000 shares are closing consideration to HCCA shareholders and 335,000 shares are consideration for HCCA's M&A advisor. $7,500,000 of the notes are consideration for HCCA selling shareholders and $500,000 are notes to the HCCA M&A advisor, which have been discounted based upon anticipated future cash flow payments at a discount rate of 6.5%.

Under a reverse recapitalization, HCCA’s (the accounting acquirer) common stock is restated to reflect the par value of SCAC (the legal acquirer), with the difference being reflected as an adjustment to additional paid-in capital. Also, HCCA’s accumulated deficit continues with SCAC’s accumulated deficit being eliminated against additional paid-in capital. In addition, notes payable issued to HCCA’s shareholders and advisors is being reflected as a liability and is offset against additional paid-in capital, as is the elimination of the stock redemption payable.

Common stock HCCA	$3,556,056
Common stock issued in exchange for HCCA shares		$554
Additional paid in capital	4,824,870
Stock redemption		100,000
Accumulated deficit		2,669,514
Notes payable		5,610,858

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year. The 6.5% discount rate reflects the Company's approximate borrowing rate on its senior facilities line. The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$8,000,000	$5,610,858
Manager-shareholder notes	2,500,000	1,753,393
	$10,500,000	$7,364,251

Discount Rate	6.50%

FCF Estimates for Fiscal Years Ending:

	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	-	-	-
03/31/17	5,000,000	750,000	583,798
03/31/18	10,000,000	2,000,000	1,461,778
03/31/19	31,000,000	7,750,000	5,318,676

Total			$7,364,251

2	To reflect repayment of $5,925,000 bridge notes payable, recognition of unamortized bridge loan discount of $977,387 as interest expense, payment of accrued interest payable of $69,918, the conversion of $3,025,000 of principal, $72,931 of accrued interest into 316,456 Series C common shares, and payment of $2,900,000 of principal through release of cash in trust.

Notes payable	$4,947,613
Retained earnings	977,387
Accrued interest payable	142,849
Common stock		$31
Cash in trust		2,900,006
Cash		69,912
Additional paid in capital		3,097,900

The repayment of the HCCA bridge loans is computed as follows:

Bridge loan principal amount		$5,925,000

Shares of 5% Shareholders who are also bridge loan holders, and who are electing to convert their shares from Redeemable Series A Redeemable Common to Series C Common. HCCA used the cash released from trust related to these shares pay down the bridge loan of these investors		281,554

Cash released from Trust from these investors (281,554 shares X $10.30/share)		$2,900,006
- Underwriters' discount in trust, paid to UW	$0.20	$(56,311)
- Payment of bridge principal		$(2,900,000)
Net Cash to HCCA from share conversion and payment of bridge loan		$(56,305)

- Interest paid in cash related to re-paid portion of bridge loan		$(69,918	)(a)
Net Cash paid by HCCA		$(126,222)

Principal paid via conversion of bridge loan into Series C common		$3,025,000
Interest paid via conversion into Series C common		$72,931	(a)
Total to be converted into Series C common due to bridge loan (as of 12/31/2012)		$3,097,931

3	To reflect conversion of redeemable preferred stock into 592,500 Series C common shares

Redeemable preferred stock	$458,800
Common stock		$59
Additional paid in capital		458,741

4	To reflect payment of deferred underwriters fee upon release of cash in trust, and to expense prepaid loan fees upon repayment of bridge loans payable.

Deferred underwriting compensation	$56,311
Retained earnings	488,229
Cash		$56,311
Prepaid loan fees		488,229

5	To reflect conversion of 296,250 warrants held by bridge loan holders valued by HCCA at $518,587, into warrants of the Company and valued at the Selway warrants, at $0.52/warrant, or $154,050, as of the business combination. The $0.52 per warrant was the quoted market price of SCAC's publicly traded warrants at the date of the combination.

Warrant liability	364,537
Retained earnings		364,537

6	To reflect the issuance of $2,500,000 of non-interest bearing Management Sellers' Notes, which are part of the consideration, and which have a present value of $1,753,393 and have been discounted based upon anticipated future cash flow payments at 6.5%. Managers are also shareholders and part of the transaction has these managers receiving extra consideration for their stakes in HCCA.

Additional paid-in capital	$1,753,393
Management incentive notes payable		$1,753,393

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year. The 6.5% discount rate reflects the Company's approximate borrowing rate on its senior facilities line. The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$8,000,000	$5,610,858
Manager-shareholder notes	2,500,000	1,753,393
	$10,500,000	$7,364,251

Discount Rate	6.50%

FCF Estimates for Fiscal Years Ending:

	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	-	-	-
03/31/17	5,000,000	750,000	583,798
03/31/18	10,000,000	2,000,000	1,461,778
03/31/19	31,000,000	7,750,000	5,318,676

Total			$7,364,251

7	To reflect sale of new 878,481 Series C Common shares to third parties upon holders of 878,481 Series A Redeemable Common shares agreeing to waive redemption rights and convert their shares into Series C common shares, as follows:

Cash	5,722,309
Cash in trust		9,048,354
Deferred underwriting compensation	175,696
Shares subject to redemption	8,872,658
Additional paid in capital		5,722,309

The sale of the shares has been computed as follows:

Size of offering to investors		$6,149,367
Price per share		$7.00
Shares converting from Series A Redeemable Common (backed by cash in trust) to Series C		878,481	(c)

Cash in trust per Series A Redeemable Common Share		$10.30

Cash Released from Trust		$9,048,354	(c)
- Underwriters' discount in trust plus placement fees	$0.20	$175,696
- Placement fees	$0.06	$49,311
- Cash back to shareholder of Series A Redeemable Common	$3.53	$3,101,038

= Net Cash to HCCA		$5,722,309

Net Cash per Share to HCCA		$6.51

(c)  Shareholders owning these shares shall agree not to redeem, causing the trust to release $10.30/share to HCCA, and HCCA shall pay these shareholders $3.53/share in cash, pay the underwriters $0.20/share, pay $0.06/share in placement fees, and keep $6.51/share.

8	To reflect conversion of 1,333,333 sponsor warrants into 100,000 Series C common shares at a price of $10 per share and to reflect compensation expense of $306,667 on the difference in value between the warrants exchanged for shares.

Common stock		10
Warrant liability	693,333
Additional paid in capital		999,990
Retained earnings	306,667

9	To reflect payment of deferred legal fees paid at closing of business combination, payment of accounts payable at closing, and transaction-related costs due to legal, accounting and filing fees which reduced Additional paid in capital.

Deferred legal fees	100,000
Accounts payable due at business combination	125,450
Additional paid in capital	511,620
Cash		737,070

10	To reflect the release of funds raised by Selway Capital Acquisition Corporation's initial public offering and reclassification of shares subject to redemption.

Cash	$8,483,733
Cash in trust		$8,651,726
Deferred underwriting compensation	167,993
Shares subject to redemption	6,277,342
Additional paid in capital		6,277,342

11	To record the payment of common stock subject to conversion assuming minimum stockholder conversion to Series C Common, post business combination, (839,965 shares at $10.30 per share) and return of accrued underwriters fees of $167,993.

Cash		$8,483,647
Common stock	$84
Additional Paid-in capital	8,483,563

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of March 31, 2013

Business	Business	Pro Forma	Pro Forma	Pro Forma	Pro Forma
SCAC	Combination	Combination	(No	(No	(Maximum	(Maximum
(As	HCCA	Adjustments	Combined	shares tendered)	shares tendered)	shares tendered)	conversion)
Reported)	Adjustments	Combined	Adjustments	Combined
Assets
38889
Cash	$6,486	$408,978	4	$(56,311)	$5,274,480	10	$8,483,647	$13,758,127	11	($8,483,647)	$5,274,481
2	(69,912)
7	5,722,309
9	(737,070)

Other current assets	6,082	4,686,604	4	(488,229)	4,204,457	4,204,457	-	4,204,457

Property and equipment	-	1,409,773	1,409,773	1,409,773	-	1,409,773

Restricted cash held in trust	20,600,000	-	2	(2,900,006)	8,651,640	10	(8,651,640)	-	-
7	(9,048,354)

Other assets	3,554	67,131	70,685	70,685	-	70,685

Total Assets	$20,616,122	$6,572,486	$(7,577,573)	$19,611,035	$(167,993)	$19,443,042	$(8,483,647)	$10,959,396

Liabilities and
Stockholders' Equity

Accounts payable, accrued expenses and other current liabilities	$931,185	$6,015,750	4	$(56,311)	$6,346,629	10	$(167,993)	$6,178,636	$6,178,636
2	(142,849)
7	(175,696)
9	(100,000)
9	(125,450)

Customer Deposits	804,698	804,698	804,698	-	804,698

Note payable	70,000	4,947,613	1	5,610,858	5,680,858	5,680,858	5,680,858
2	(4,947,613)

Management incentive notes payable	6	1,753,393	1,753,393	1,753,393	1,753,393

Redeemable preferred stock	-	458,800	3	(458,800)	-	-	-

Current portion of long-term debt	169,745	169,745	169,745	-	169,745

Total current liabilities	1,001,185	12,396,606	1,357,532	14,755,323	(167,993)	14,587,330	-	14,587,330

Long term debt and other non-current liabilities	-	554,568	554,568	554,568	554,568
Warrant liability	3,900,000	518,587	5	(364,537)	3,360,717	3,360,717	3,360,717
8	(693,333)
Total long term liabilities	3,900,000	1,073,155	(1,057,870)	3,915,285	-	3,915,285	-	3,915,285

Total liabilities	$4,901,185	$13,469,761	$299,662	$18,670,608	$(167,993)	$18,502,615	$-	$18,502,615

Ordinary shares subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000	-	7	(8,872,658)	6,277,342	10	(6,277,342)	-	-

Total Temporary Equity	15,150,000	-	(8,872,658)	6,277,342	(6,277,342)	-	-	-

Stockholders' equity (deficiency):
Preferred Stock	-	-

Common stock	250	3,936,056	1	(3,556,056)	380,904	380,904	11	(84)	380,820
1	554
2	31
3	59
8	10

Additional paid in capital	5,098,941	-	1	(4,724,870)	8,387,998	10	6,277,342	14,665,340	11	(8,483,563)	6,181,777
2	3,097,900
3	458,741
6	(1,753,393)
7	5,722,309
8	999,990
9	(511,620)

Accumulated deficit	(4,534,254)	(10,833,331)	1	2,669,514	(14,105,817)	(14,105,817)	(14,105,817)
2	(977,387)
4	(488,229)
8	(306,667)
5	364,537

Stockholders' equity (deficiency)	564,937	(6,897,275)	995,423	(5,336,915)	6,277,342	940,427	(8,483,647)	(7,543,220)

Total Liabilities & Stockholders' Equity	$20,616,122	$6,572,486	$(7,577,573)	$19,611,035	$(167,993)	$19,443,042	$(8,483,647)	$10,959,396

See notes to unaudited condensed combined pro forma balance sheet

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

March 31, 2013

1	To recognize reverse recapitalization at closing, consideration to HCCA shareholders and to combine the shareholders' deficiency of HCCA, the accounting acquirer, with the stockholders’ equity of SCAC and give effect to the issuance of 5,535,000 shares of SCAC’s $.0001 par value common stock and $8.0 million of noninterest bearing promissory sellers' notes, which have a present value of $5,349,418. 5,200,000 shares are closing consideration to HCCA shareholders and 335,000 shares are consideration for HCCA's M&A advisor. $7,500,000 of the notes are consideration for HCCA selling shareholders and $500,000 are notes to the HCCA M&A advisor, which have been discounted based upon anticipated future cash flow payments at a discount rate of 6.5%.

Under a reverse recapitalization, HCCA’s (the accounting acquirer) common stock is restated to reflect the par value of SCAC (the legal acquirer), with the difference being reflected as an adjustment to additional paid-in capital. Also, HCCA’s accumulated deficit continues with SCAC’s accumulated deficit being eliminated against additional paid-in capital. In addition, notes payable issued to HCCA’s shareholders and advisors is being reflected as a liability and is offset against additional paid-in capital, as is the elimination of the stock redemption payable.

Common stock HCCA	$3,556,056
Common stock issued in exchange for HCCA shares		$554
Additional paid in capital	4,724,870
Accumulated deficit		2,669,514
Notes payable		5,610,858

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year.  The 6.5% discount rate reflects the Company's approimate borrowing rate on its senior facilities line.  The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$8,000,000	$5,610,858
Manager-shareholder notes	2,500,000	1,753,393
	$10,500,000	$7,364,251

Discount Rate	6.50%

FCF Estimates for Fiscal Years Ending:

	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	-	-	-
03/31/17	5,000,000	750,000	583,798
03/31/18	10,000,000	2,000,000	1,461,778
03/31/19	31,000,000	7,750,000	5,318,676

Total			$7,364,251

2	To reflect repayment of $5,925,000 bridge notes payable, recognition of unamortized bridge loan discount of $977,387 as interest expense and payment of accrued interest payable of $69,918 and the conversion of $3,025,000 of principal and $72,931 of accrued interest into 316,456 Series C common shares, and payment of $2,900,000 of principal through release of cash in trust.

Notes payable	$4,947,613
Retained earnings	977,387
Accrued interest payable	142,849
Common stock		$31
Cash in trust		2,900,006
Cash		69,912
Additional paid in capital		3,097,900

The repayment of the HCCA bridge loans is computed as follows:

Bridge loan principal amount		$5,925,000

Shares of 5% Shareholders who are also bridge loan holders, and who are electing to convert their shares from Redeemable Series A Redeemable Common to Series C Common. HCCA used the cash released from trust related to these shares pay down the bridge loan of these investors.		281,554

Cash released from Trust from these investors (281,554 shares X $10.30/share)		$2,900,006
- Underwriters' discount in trust, paid to UW	$0.20	$(56,311)
- Payment of bridge principal		$(2,900,000)
Net Cash to HCCA from share conversion and payment of bridge loan		(56,305)

- Interest paid in cash related to re-paid portion of bridge loan		$(69,918	)(a)
Net Cash paid by HCCA		$(126,223)

Principal paid via conversion of bridge loan into Series C common		$3,025,000
Interest paid via conversion into Series C common		$72,931	(a)
Total to be converted into Series C common due to bridge loan (as of 12/31/2012)		$3,097,931

3	To reflect conversion of HCCA redeemable preferred stock into 592,500 Series C common shares.

Redeemable preferred stock	$458,800
Common stock		$59
Additional paid in capital		458,741

4	To reflect payment of deferred underwriters fee upon release of cash in trust, and to expense prepaid loan fees upon repayment of bridge loans payable.

Deferred underwriting compensation	$56,311
Retained earnings	488,229
Cash		$56,311
Prepaid loan fees		488,229

5	To reflect conversion of 296,250 warrants held by bridge loan holders valued by HCCA at $518,587, into warrants of the Company and valued at the Selway warrants, at $0.52/warrant, or $154,050, as of the business combination.

Warrant liability	364,537
Retained earnings		364,537

6	To reflect the issuance of $2,500,000 of non-interest bearing Management Sellers' Notes, which are part of the consideration, and which have a present value of $1,753,393 and have been discounted based upon anticipated future cash flow payments at 6.5%. Managers are also shareholders and part of the transaction has these managers receiving extra consideration for their stakes in HCCA.

Additional paid-in capital	$1,753,393
Management incentive notes payable		$1,753,393

The non-interest bearing promissory notes are repayable from 25% of free cash flow, as defined, over $2 million in any fiscal year.  The 6.5% discount rate reflects the Company's approimate borrowing rate on its senior facilities line.  The Company has projected its free cash flow as follows:

	Principal	PV
Shareholder notes	$8,000,000	$5,610,858
Manager-shareholder notes	2,500,000	1,753,393
	$10,500,000	$7,364,251

Discount Rate	6.50%

  FCF Estimates for Fiscal Years Ending:

	FCF Estimate	Payment (25% of FCF above $2M)	PV
04/09/13
03/31/14	$(3,500,000)	$-	$-
03/31/15	(1,500,000)	-	-
03/31/16	-	-	-
03/31/17	5,000,000	750,000	583,798
03/31/18	10,000,000	2,000,000	1,461,778
03/31/19	31,000,000	7,750,000	5,318,676

Total			$7,364,251

7	To reflect sale of new 878,481 Series C Common shares to third parties upon holders of 878,481 Series A Redeemable Common shares agreeing to waive redemption rights and convert their shares into Series C common shares, as follows:

Cash	5,722,309
Cash in trust		9,048,354
Deferred underwriting compensation	175,696
Shares subject to redemption	8,872,658
Additional paid in capital		5,722,309

The sale of the shares has been computed as follows:

Size of offering to investors		$6,149,367
Price per share		$7.00
Shares converting from Series A Redeemable Common (backed by cash in trust) to Series C		878,481	(c)

Cash in trust per Series A Redeemable Common Share		$10.30

Cash Released from Trust		$9,048,354	(c)
- Underwriters' discount in trust plus placement fees	$0.20	$175,696
- Placement fees	$0.06	$49,311
- Cash back to shareholder of Series A Redeemable Common	$3.53	$3,101,038

= Net Cash to HCCA		$5,722,309

Net Cash per Share to HCCA		$6.51

(c)	Shareholders owning these shares shall agree not to redeem, causing the trust to release $10.30/share to HCCA, and HCCA shall pay these shareholders $3.53/share in cash, pay the underwriters $0.20/share, pay $0.06/share in placement fees, and keep $6.51/share

8	To reflect conversion of 1,333,333 SCAC sponsor warrants into 100,000 Series C common shares at a price of $10 per share and to reflect compensation expense of $306,667 on the difference in value between the warrants exchanged for shares

Common stock		10
Warrant liability	693,333
Additional paid in capital		999,990
Retained earnings	306,667

9	To reflect payment of deferred legal fees paid at closing of business combination, payment of accounts payable at closing, and transaction-related costs due to legal, accounting and filing fees which reduced Additional paid in capital

Deferred legal fees	100,000
Accounts payable due at business combination	125,450
Additional paid in capital	511,620
Cash		737,070

10	To reflect the release of funds raised by Selway Capital Acquisition Corporation's initial public offering and reclassification of shares subject to redemption

Cash	$8,483,647
Cash in trust		$8,651,640
Deferred underwriting compensation	167,993
Shares subject to redemption	6,277,342
Additional paid in capital		6,277,342

11	To record the payment of common stock subject to conversion assuming minimum stockholder conversion to Series C Common, post business combination, (839,965 shares at $10.30 per share) and return of accrued underwriters fees of $167,993

Cash		$8,483,647
Common stock	$84
Additional Paid-in capital	8,483,563

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Quarter Ended March 31, 2013

	For the Quarter Ended		Business		Business		Pro Forma	Pro Forma	Pro Forma
	March 31, 2013		Combination		Combination	Pro Forma	Combined	Adjustments	Combined

	SCAC	HCA	Adjustments		Combined	(No shares tendered) Adjustments	(No shares tendered)	(Maximum Shares Tendered)	(Maximum Shares Tendered)
	(AS Reported)

Sales	$-	$11,961,723			$11,961,723		$11,961,723		$11,961,723
Cost of Sales	-	10,605,500			10,605,500		10,605,500		10,605,500
Gross Profit	-	1,356,223			1,356,223		1,356,223		1,356,223

General and administrative expense	192,625	2,843,888			3,036,513		3,036,513		3,036,513

Loss before other income (loss)	(192,625)	(1,487,665)			(1,680,290)		(1,680,290)		(1,680,290)

Change in fair value of warrants	(1,646,667)				(1,646,667)		(1,646,667)		(1,646,667)
Stock-based compensation			1	(38,889)	(38,889)		(38,889)		(38,889)
Interest Expense			2	(170,625)	(170,625)		(170,625)		(170,625)
Other income (loss)	4,552	(407,807)			(403,255)		(403,255)	-	(403,255)

Net loss	$(1,834,740)	$(1,895,472)		$(209,514)	$(3,939,726)	$-	$(3,939,726)	$-	$(3,939,726)

Net loss per common share to controlling interests

Basic net loss per ordinary share	$(0.73)	$(0.05)			$(0.40)		$(0.40)		$(0.44)

Weighted average ordinary shares outstanding	2,500,000	40,250,009	3		9,793,458		9,793,458		8,953,493

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the Quarter Ended March 31, 2013

1	To reflect stock-based compensation to HCCA management related to the 350,000 shares of SCAC, which were granted at the business combination but are being held in escrow, at a price per share of $7.30, which is the price per share of SCAC shares at the combination date. The shares vest over 27 months. 400,000 shares were issued to managment at the combination date valued at 2,920,000 are not included as stock based compensation since it has been deemed to be a non-recurring charge directly related to the reverse recapitalization.

Stock-based compensation	$38,889

2	To reflect imputed interest on Sellers' Notes, which collectively total $10.5 million with $7,500,000 being for the benefit of all shareholders, $2,500,000 being consideration for the benefit of the manager-owners, and $500,000 being consideration for the M&A advisor. The interest rate used is HCCA's estimated borrowing cost of 6.5%, and no principal payments are assumed during 2013. This pro forma expense shows the imputed interest as if the notes were in place for all of 2013.

Interest Expense	$170,625

3	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted average number of shares as follows:

	Series B	Series C	Pro Forma (At Business Combination)	Pro Forma (No shares tendered)	Pro Forma (Maximum shares tendered)
Redeemable stock backed by cash in trust	839,965		839,965	-	-
HCCA selling shareholders		5,200,000	5,200,000	5,200,000	5,200,000
Conversion of HCCA note holders and preferred stockholders		1,190,012	1,190,012	1,190,012	1,190,012
Employee restricted shares to be released from escrow over 3 years		750,000	750,000	750,000	750,000
Public shareholders		878,481	878,481	1,718,446	878,481
Selway sponsor shares		600,000	600,000	600,000	600,000
Other shareholders		335,000	335,000	335,000	335,000
Total	839,965	8,953,493	9,793,458	9,793,458	8,953,493

Series B shares shown above are the result of conversion of Selway's Series A redeemable shares at the business combination.  These are identical to Series A and are redeemable in cash.  The Company is holding restricted cash in trust equal to $10.30 per share for the possible redemption of these Series B shares.  At the business combination, 1,160,035 shares of Selway's Series A redeemable stock were converted to non-redeemable Series C shares, and these include the Public Shareholders listed above as well as certain note holders in HCCA, who were also Series A holders.

In the scenario listed above, Pro Forma (No shares tendered), the Redeemable Series B convert to Series C and are included in the Public Shareholders total.

For the scenario list above, Pro Forma (Maximum shares tendered), the 839,965 Series B Redeemable common shares are all redeemed by shareholders, all other shares described above remain the same.

The Scenarios above represent the basic shares at the business combination, and none of the scenarios include the following:

Warrants held by public and other investors, which have a strike price of $7.50	2,296,250
Warrants held by the Selway sponsor, which have a strike price of $10	1,000,000
Total restricted shares and warrants	3,296,250